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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       August 2, 2000
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                           EPICOR SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                     0-20740                   33-0277592
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(State or other jurisdiction        (Commission              (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)


           195 Technology Drive, Irvine, California                92618
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           (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code      (949) 585-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 5. OTHER EVENTS

         On July 27, 2000, Epicor Software Corporation announced financial results for its second quarter ending June 30, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

         Exhibit Number

         Ex-99             Press Release dated July 27, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EPICOR SOFTWARE CORPORATION


Date: August 2, 2000                     By /s/ John Ireland
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                                            John Ireland
                                            Secretary


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

                                                                Sequentially
Exhibit Number                                                  Numbered Page
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    Ex.-99       Press Release dated July 27, 2000.                   5


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